Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                                                   EXHIBIT 10.10




                 MASTER SOFTWARE LICENSE AGREEMENT (#ADAP001)


This MASTER SOFTWARE LICENSE AGREEMENT (this "Agreement"), number ADAP001, is made, and is effective, as of December 4, 1999 ("Effective Date") by and between HEWLETT-PACKARD COMPANY ("HP"), and ADAPTEC, INC. ("Licensor").


       1.     DEFINITIONS

              1.1 "PROGRAM" shall mean Licensor's software program(s) listed and described in a SOW attached hereto, including all Bug Fixes and Enhancements for such Programs delivered to HP on or after the Effective Date, and localized versions available for such Programs.

              1.2 "ENHANCEMENTS" shall mean all (1) updates, modifications, new features, new functionalities or upgrades of a Program made available by Licensor for general public release without additional fees; (2) updates, modifications, new features, new functionalities or upgrades of a Program made by Licensor at the request of HP and pursuant to a SOW; and (3) updates, modifications, new features, new functionalities or upgrades of a Program made by Licensor and offered for license to HP and for which HP has purchased licenses that permit bundling on HP Products. Enhancements shall not include New Releases.

              1.3 "BUG FIXES" shall mean all error corrections or other modifications of a Program which are necessary to make the Program conform to the Specifications set forth in a SOW.

              1.4 "SPECIFICATIONS" shall mean the functional specifications of a Program as described in a SOW.

              1.5 "GOLD BYTES" shall mean the master copy of a Program, in object code form, and any additional software necessary to load such Program on a HP Product, provided on the media described in a SOW.

              1.6 "DOCUMENTATION" shall mean the manuals (including technical manual) and other standard documentation that Licensor makes available with a Program, listed and described in a SOW.

              1.7    "COMPLETE COPY" of a Program shall include (i) Gold Bytes,
(ii) all Documentation and technical manuals for the Program in the form(s) and on the media described in

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


a SOW, and (iii) any other documentation and information regarding the Program which HP reasonably requests to accomplish evaluation and use of the Program as contemplated in this Agreement.

              1.8 "PROGRAM PLUS" means additions to a Program, and any changes to such Program required to make such additions function, licensed by Licensor directly to end users.

              1.9 "HP PRODUCT" shall mean the HP products described in a SOW, which may be amended by the parties from time to time to include new products.

              1.10 "NEW RELEASE" shall mean a major upgrade or successor version of a Program for which Licensor charges a separate license fee, and which is designated by Licensor as a new release.

              1.11 "PER COPY FEE" shall mean the amount set forth in a SOW payable to Licensor by HP for the rights licensed herein.

              1.12 "STATEMENT OF WORK" ("SOW") shall mean a document in the form attached as Exhibit B describing the Division Specifications, Support, other requirements such as Enhancements requested by HP, and the respective obligations of the parties with respect thereto, as may be agreed upon by the parties from time to time during the term of this Agreement.

       2.     DELIVERY AND ACCEPTANCE

              2.1 DELIVERY. Licensor agrees to deliver to HP a Complete Copy of the Program, no later than ten (10) days after the execution of this Agreement or the applicable SOW, unless otherwise provided in such SOW.

              2.2 ACCEPTANCE. HP shall have [*] days from the date of receipt of a Complete Copy of the Program to evaluate the Program for conformity with the Specifications, and either accept, or reject the Program. HP shall be entitled to test and evaluate any Program by whatever means it deems appropriate consistent with Licensor's fights in the Program. Licensor hereby grants to HP any licenses necessary for HP to perform its evaluation. Subject to the foregoing evaluation license grant, HP has the right to use third party subcontractors to achieve the foregoing; provided, however, that any such subcontractors will be parties to written agreements with HP containing obligations no less restrictive than those in this Agreement. If HP identifies a failure of a Program to meet the Specifications Licensor agrees to correct the identified defects and resubmit the Program for re-evaluation under the same acceptance procedure. In the event HP rejects a Program, it shall give Licensor written notice of rejection stating the reasons for its unacceptability. No payment shall be payable to Licensor until the Program has been accepted by HP in writing or HP fails to reject the Program within such [*] day period.

              2.3 ENHANCEMENTS. Licensor agrees to deliver to HP a Complete Copy of any Enhancement within [*] days of its being released to manufacturing by Licensor. HP shall have the right to test and evaluate the Enhancement under the acceptance procedure described above.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


       3.     RIGHTS GRANTED AND RESTRICTIONS

              3.1 LICENSE TO THE PROGRAM. Subject to the terms and conditions set forth herein, Licensor hereby grants to HP, its subsidiaries, divisions and affiliates a non-exclusive, worldwide license to use, reproduce, display, and distribute the Program in object code format and as bundled with a HP Product. Such license shall include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing. This license shall only permit HP to use, reproduce, display and distribute the Programs as [*] and therefore, unless expressly authorized in this license or an applicable SOW, HP is not authorized to use, reproduce, display or distribute [*]. All HP Products will be licensed to end users pursuant to the HP Software License Terms, the current form of which is attached hereto as EXHIBIT B.

              3.2 LICENSE TO THE DOCUMENTATION. Subject to the terms and conditions set forth herein, Licensor hereby grants to HP, its subsidiaries, divisions and affiliates a non-exclusive, worldwide license to use, reproduce, display, translate, distribute and modify and prepare derivative works or compilations of the Documentation and modifications and derivative works and compilations based thereon for use with a Program. Such license shall include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing. The right to modify and prepare derivative works and compilations is granted solely for the purposes of combining Documentation of more than one program, condensing Documentation, and formatting and preparing Documentation for user accessibility.

              3.3 LICENSE TO PHOTOGRAPH (MARKETING MATERIALS). Subject to the terms and conditions set forth herein, Licensor hereby grants to HP, its subsidiaries, divisions and affiliates a non exclusive, worldwide license to photograph Program screen displays and packaging, the Documentation and the CD-ROM, if any, and to use, reproduce, display and modify such photographs and modifications thereto and images therefrom solely in connection with HP's marketing of the Program. Such license shall include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing. This license is subject to HP's compliance with Licensor's marketing and software-packaging guidelines (as provided by Licensor) and Section 3.6 ("Trademarks") of this Agreement.

              3.4 RESTRICTIONS. HP shall not reverse engineer, disassemble, or otherwise modify any Program without written authorization from Licensor.

              3.5 LOCALIZED VERSIONS. The licenses granted hereunder with respect to a Program and associated Documentation shall include all localized versions of such Program listed a SOW or made available by Licensor on or after the Effective Date.

              3.6 TRADEMARKS. Neither party is granted any right or interest to the trademarks, marks or trade names (collectively, "Marks") of the other party. Neither party may use the other's Marks without the prior written consent of the other party. Notwithstanding the foregoing, Licensor agrees that: (1) HP may use Licensor's name and the name and/or trademark of a Program ("Licensor Program Marks") in the course of marketing and distributing such Program in accordance with the terms and conditions of this Agreement provided that such use is in accordance with Licensor's trademark usage guidelines as modified from time-to time and supplied to HP; (3) HP acknowledges that nothing in this Agreement gives HP right, title, or interest in Licensor

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


Program Marks other than the right to use the Licensor Program Marks in accordance with this Agreement; and (4) HP acknowledges that the use of Licensor's Program Marks shall inure to the benefit of Licensor.

              3.7 OWNERSHIP. Subject to the rights and licenses granted to HP hereunder, Licensor retains all right, title and interest in the Programs, Documentation, Gold Byte, and any Bug Fixes, and New Releases, including all copyrights thereto. HP agrees that it will not remove any copyright notices, trademarks or tradenames of Licensor from the Programs or Documentation.

              3.8 COPYRIGHT NOTICES. Licensor and HP agree that mutually acceptable copyright notices of Licensor shall be used for the Programs and any localizations of the Programs.

       4.     PROGRAM MAINTENANCE AND SUPPORT

              4.1    MAINTENANCE AND SUPPORT.

                     4.1.1 Licensor agrees to provide HP maintenance and support for the Programs as set forth in a SOW. Licensor agrees to maintain such number of qualified personnel as is necessary to provide such timely and knowledgeable maintenance and support service.

                     4.1.2 Notwithstanding any termination of this Agreement, Licensor agrees to maintain and support the Programs distributed by HP for at least [*] months after a Program is made available to HP for distribution hereunder. The version of a Program immediately preceding [*] or New Release shall be supported and maintained by Licensor for [*] months after the [*] or New Release is made available to HP for distribution hereunder.

              4.2 TECHNICAL ASSISTANCE AND TRAINING. Licensor agrees to provide to HP the technical assistance and training to HP personnel as may be reasonably requested for HP to use, copy and distribute the Program as contemplated here, and as may be further described in a SOW.

              4.3 NEW HP PRODUCTS. The parties intend that during the term of this Agreement Licensor may design product changes and new product releases which are compatible with future releases and revisions of the HP Products (to the extent the HP Products are [*] of the HP Products), including new or revised versions of the operating systems to the extent such operating systems are [*]) provided that such new HP Products have the minimum system requirements necessary to support the Program. Upon request by HP for a change or enhancement to the Program pursuant to section 4.4 below Licensor agrees to provide a [*] to such request within [*] days (unless the parties mutually agree otherwise).

              4.4 FUNCTIONALITY ENHANCEMENTS. HP may from time to time request significant functionality enhancements to a Program. If Licensor, in its sole and absolute discretion, agrees to develop any such enhancements, the parties shall enter into a mutually agreeable written SOW setting forth the terms and conditions of the development of such enhancements, which may provide for additional payments by HP to Licensor. The fee for any such enhancements shall be [*]. Prior to commencing work, Licensor will provide HP with a written estimate of the total "not to exceed" fee

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


for the proposed enhancement and the final fee shall not exceed the estimate by more than [*] unless mutually agreed to by HP and Licensor.

              4.5 HP PROPERTY. HP may provide HP property to Licensor for purposes related to this Agreement under the terms of an HP Equipment Loan Agreement in the form attached as Exhibit D to this Agreement.

       5.     PAYMENT

              5.1 ROYALTY. In consideration for the rights and licenses granted to HP under this Agreement, HP agrees to pay Licensor a Per Copy Fee royalty for each copy of a Program that HP distributes as bundled with an HP Product, in the amount set forth in the applicable SOW. Such royalty shall include the right to reproduce and distribute associated Documentation.

              5.2 ROYALTY PAYMENT. Per Copy Fees will accrue upon distribution of any copy of a Program bundled with an HP Product. All accrued Per Copy Fees will be paid by HP to Licensor within [*] days after the end of each HP fiscal quarter, which ends on the last day of each January, April, July and October. Payments will be accompanied by a report stating the number of units shipped with the Program distributed in the relevant quarter, and the calculation of the royalty payment.

              5.3 AUDIT. Upon fifteen (15) days prior written notice to HP, Licensor may, at its own expense, appoint a nationally recognized independent auditor, to whom HP has no reasonable objection, to audit and examine HP's records of the royalty payments under Sections 5.2 of this Agreement, at HP's offices during normal business hours, solely for the purpose of confirming the accuracy of royalty payments hereunder. Such audit may be made no more often than once every twelve calendar month period.

              5.4 [*] WARRANTY. Licensor warrants that as of the Effective Date, the [*] set forth in the applicable SOW, is [*] than the [*] of, and for the same extent of [*] the Program, which is licensed to such [*]. Licensor agrees to [*] to HP the [*] it has [*], provided that the [*] arrangements meets the qualifications above, commencing on the effective date Licensor grants such [*] to such [*].

              5.5 TAXES. Licensor shall be solely responsible for income based taxes on amounts paid to Licensor by HP under this Agreement.

       6.     WARRANTY AND INDEMNIFICATION

              6.1 GENERAL WARRANTY. (1) Licensor warrants that, it owns all rights to, or has licensed all or a portion of, each Program and accompanying Documentation, and that such interests are free of any and all restrictions, settlements, judgments or adverse claims; and (2) Licensor warrants it has full power and authority to grant HP the rights granted in this Agreement.

              6.2 PROGRAM WARRANTY. Licensor warrants that each Program referred to herein will operate in accordance with and substantially conform to the Specifications, Documentation, manuals, and data sheets; and, promotional literature, presentations, and any other written materials to the extend actually relied upon by HP; concerning the Programs that are made publicly available by Licensor or are provided by Licensor to HP.

              6.3 YEAR 2000 COMPLIANCE WARRANTY. Licensor warrants that the Program will be "Year 2000 Compliant". Year 2000 Compliant products will perform without error, loss of data, or

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


loss of functionality on account of any inability to process, calculate, compare or sequence date data accurately from, into and between the years 1999 and 2000 and between the twentieth century and the twenty-first century. In addition, Year 2000 Compliant products will not cause any associated HP Products or any systems in which they may be used to fail in any of the ways described above provided such HP Products or systems will properly send and receive necessary data, and in a format compatible, with the Program. This Year 2000 Compliance warranty will remain in effect through January 31, 2001, notwithstanding any other warranty period specified in this Agreement.

              6.4    GENERAL INDEMNITY.

                     6.4.1 Licensor agrees to indemnify and hold HP harmless of and from any and all third party loss, cost, claim, liability, suit, judgment or expense, including reasonable attorneys' fees, arising out of any breach of its warranties in this Section, provided that HP shall give Licensor prompt notice of any such loss, cost, claim, liability, suit, judgment or expense, and shall give Licensor the option to defend or settle such demands, claims or lawsuits, and provided that HP shall reasonably cooperate with Licensor, at Licensor's expense, in the defense of such demands, claims or lawsuits.

                     6.4.2 HP agrees to indemnify and hold Licensor harmless of and from any and all third party loss, cost, claim, liability, suit, judgment or expense, including reasonable attorneys' fees, arising out of any breach of its warranties in this Section, provided that Licensor shall give HP prompt notice of any such loss, cost, claim, liability, suit, judgment or expense, and shall give HP the option to defend or settle such demands, claims or lawsuits, and provided that Licensor shall reasonably cooperate with HP, at HP's expense, in the defense of such demands, claims or lawsuits.

              6.5    INFRINGEMENT INDEMNITY.

                     Notwithstanding any other provision hereof, this Section
6.5 shall govern the parties' indemnity rights in the event of third party intellectual property infringement claims asserted against a party or its customers and provides the exclusive remedy in the event of such claims.

                     (a) Insofar as any claim for infringement of any third party's patent, copyright, trademark, trade name, other proprietary right, or unauthorized trade secret use is brought against HP or its customers, based solely on any Program or Documentation or any part thereof, furnished by Licensor under this Agreement, Licensor will defend, or settle at Licensor's option, any such claim. Licensor will have sole control of such defense or settlement and Licensor will be relieved of the foregoing obligations unless (1) Licensor is notified promptly in writing of such claim, and (2) Licensor is given, by HP, authority, information and reasonable assistance (at Licensor's expense) to handle the claim or the defense of any such suit or proceeding. Licensor agrees to pay all damages and costs awarded therein against HP and its customers arising out of any such claims. Licensor shall not be responsible for any cost or expenses incurred without Licensor's prior written consent. In case any Program or Documentation or any part thereof in such suit is held to constitute an infringement and its use is enjoined, Licensor shall, at its own expense and at its option: (i) [*], or (ii) if applicable, [*] with a [*],
(iii) [*] them so they become [*],

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


or (iv) request that [*], whereupon Licensor shall [*]. Notwithstanding the foregoing, Licensor shall have no responsibility for claims arising from unauthorized modifications of a Program made by HP if such claim would not have arisen but for such modifications.

                     (b) Insofar as any claim for infringement of any third party's patent, copyright, trademark, trade name, or proprietary right, or unauthorized trade secret use is brought again Licensor or its customers based solely on any HP Product (excluding any of Licensor's Programs or Documentation) or any part thereof, HP will defend, or settle at HP's option, any such claim. HP will have sole control of such defense or settlement and HP will be relieved of the foregoing obligations unless (1) HP is notified promptly in writing of such claim, and (2) HP is given, by Licensor, authority, information and reasonable assistance (at HP's expense) to handle the claim or the defense of any such suit or proceeding. HP agrees to pay all damages and costs awarded therein against Licensor and its customers arising out of any such claim. HP shall not be responsible for any cost or expenses incurred without HP's prior written consent.

                     (c) Insofar as any claim for infringement of any third party's patent, copyright, trademark, trade name, other proprietary right, or unauthorized trade secret use is brought, other than third party claims described in Section 6.5(a) or 6.5(b), above, including without limitation any claim of infringement of third party intellectual property rights arising from any combination of Licensor's Program or Documentation with any HP Product, the parties shall [*] in an attempt to [*] arising from such third party claim. If the parties do not [*] within ninety (90) days of both parties' receipt of notice of such a claim, or such other time as the parties may in writing agree, then the [*] arising from third party claims described in this Section 6.5(c) shall be determined by a [*] and each party shall [*], if any, resulting from such claim in accordance with [*].

              6.6 ENTIRE LIABILITY FOR INFRINGEMENT. THIS SECTION 6 STATES THE ENTIRE LIABILITY OF LICENSOR AND HP WITH RESPECT TO ANY CLAIM OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS. THE OBLIGATIONS SET FORTH IN THIS
SECTION 6 SHALL NOT BE LIMITED IN ANY WAY BY ANY OTHER PROVISIONS OF THIS AGREEMENT, INCLUDING THE LIMITATION OF LIABILITY PROVISION IN SECTION 8 BELOW.

              6.7 WARRANTY DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER LICENSOR NOR HP MAKES ANY OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE PROGRAM, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE.

              6.8 HP WARRANTIES. HP warrants that HP shall not use the Programs in any way that violates this Agreement.

       7.     TERM AND TERMINATION

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


              7.1    TERM. Unless otherwise terminated earlier under this
Section 7, this Agreement shall commence as of the Effective Date, and shall continue until [*]. This Agreement will renew automatically for additional one (1) year periods unless written notice is given by one party to the other as to its intention not to renew this Agreement at least sixty (60) days prior to the end of the initial or any subsequent term. The term of each SOW will be specified in the SOW. If this Agreement is terminated or expires prior to the end of the term of a SOW, this Agreement will remain in effect only with respect to such SOW until such SOW is terminated or expires.

              7.2 TERMINATION FOR BREACH. Either party may terminate this Agreement, a SOW, or both, by written notice to the other party if the other party breaches any material provision of this Agreement and such breach is not cured within thirty (30) days after written notice thereof is received by the breaching party. Any breach by either party of the Confidentiality provisions of this Agreement shall be considered a breach that cannot be cured and may be the basis for immediate termination of this Agreement by the other party.

              7.3 EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement or a SOW, all licenses granted to end users prior to the date of termination for use of the Program shall survive. In the event of termination by Licensor, HP may continue to license and distribute Programs that have been [*] into the [*] for the HP Products by the [*], as necessary to support and maintain the Programs, and as necessary to distribute remanufactured systems that originally contained the Program so long as HP continues to pay Licensor the applicable Per Copy Fees hereunder. If this Agreement is terminated by HP due to breach by Licensor, HP may continue to license and distribute Programs as provided hereunder until the expiration of the initial term of this Agreement or the term of the applicable SOW, whichever is longer, as long as HP continues to pay Licensor the applicable Per Copy Fees hereunder. Upon termination by either party, HP must return to Licensor all Complete Copies and shall either return to Licensor, or destroy all copies of A Programs not incorporated into the final software build for the HP Product prior to the effective date of termination, except for a reasonable number of copies of the Program which may be retained for support and archival purposes.

              7.4 SURVIVAL. Notwithstanding any termination of this Agreement, the following provisions of this Agreement shall survive: Sections 1, 4.1.2, 5, 6, 8, 9, and 10, and this Section 7.

       8.     LIMITED LIABILITY

              IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES ARISING FROM ANY CLAIM OR ACTION HEREUNDER, BASED ON CONTRACT, TORT OR OTHER LEGAL THEORY. EXCEPT WITH RESPECT TO LICENSOR'S LIABILITY UNDER SECTION 6 ABOVE, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR DAMAGES FOR ANY CAUSE WHATSOEVER IN AN AMOUNT IN EXCESS OF THE AMOUNTS PAYABLE TO LICENSOR UNDER THIS AGREEMENT.

       9.     CONFIDENTIAL INFORMATION

              9.1 THE PROGRAM. The Program in object code form and related Documentation provided to HP hereunder are deemed non-confidential, and., HP is not under any obligation to Licensor to restrict access to or use of such Programs in object code form or related Documentation, provided HP complies with the term of this Agreement.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


              9.2 CONFIDENTIAL INFORMATION. During the term of this Agreement, either party may receive or have access to technical information, as well as information about product plans and strategies, promotions, customers and related non-technical business information which the disclosing party considers to be confidential ("Confidential Information"). In the event such information is disclosed, the parties shall first agree to disclose and receive such information in confidence. If then disclosed, the information shall be labeled [HP or Licensor] Confidential, or if not marked (e.g. orally disclosed) but treated as confidential at the time of disclosure shall be designated as confidential in a written memorandum or mail sent to recipient prior to or within thirty days of disclosure, summarizing the confidential information sufficiently for identification. Such Confidential Information shall be used by only those employees of the receiving party who have a need to know such information for purposes related to this Agreement. Notwithstanding any provision to the contrary, all source code provided by Licensor or HP to the other, and all business information with respect to any unpublished Licensor or HP products, are deemed Confidential Information for the purposes of this
Section 9.

              9.3 NONDISCLOSURE. The receiving party shall protect any such Confidential Information of the disclosing party from unauthorized disclosure to third parties with the same degree of care as the receiving party uses for its own similar information for a period of [*] years from the date of disclosure. The foregoing restriction shall not apply to any information which (i) was in the public domain or publicly known at the time it was communicated to the receiving party by the disclosing party; (ii) entered the public domain or became publicly known after it was communicated to the receiving party by the disclosing party through no fault of the receiving party; (iii) was in the receiving party's possession free of any obligation of confidence at the time it was communicated to the receiving party by the disclosing party; or (vi) was developed by employees or agents of the receiving party independently of and without reference to any information communicated to the receiving party by the disclosing party. In addition, Section 10 will not be construed to prohibit any disclosure that is
(a) necessary to establish the rights of either party under this Agreement or
(b) required by a valid court order or subpoena, provided in the latter case that the party required to make such disclosure notifies the other party (whose Confidential Information is to be disclosed) thereof promptly and in writing and cooperates with the other party if the other party seeks to contest or limit the scope of such disclosure.

       10.    OTHER PROVISIONS

              10.1 PUBLICITY. Each party agrees not to publicize or disclose the existence or terms of this Agreement to any third party without the prior written consent of the other except as required by law. In particular, no press releases shall be made without the mutual written consent of each party, which consents shall not be unreasonably withheld.

              10.2 RELATIONSHIP MANAGERS. Each party designates the person set forth in EXHIBIT D as the primary contact of each party with respect to this Agreement, which person may be redesignated a party by notice to the other.

              10.3 INDEPENDENT CONTRACTORS. The relationship of HP and Licensor under this Agreement is that of independent contractors, and neither party is an employee, agent, partner or joint venturer of the other.

              10.4 NOTICE. Unless otherwise stated, all notices required under this Agreement shall be in writing and shall be considered given upon personal delivery of the written notice or

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


within forty eight (48) hours after deposit in the U.S. Mail, certified or registered, and appropriately addressed to the Account Manager as set forth in EXHIBIT D hereto.

              10.5 GOVERNING LAW. This Agreement is made under and shall be construed in accordance with the laws of the State of California, without reference to conflict of laws principles.

              10.6 EXPORT CONTROL. Both parties agree to comply with all applicable United States laws and regulations which may govern the export of Program abroad, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce.

              10.7 SEVERABILITY. The terms of this Agreement shall be applicable severally to each Program, if more than one, and any dispute affecting either party's rights or obligations as to one or more Program(s) shall not affect the rights granted hereunder as to any other Program. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, then the remaining provisions will nevertheless remain in full force and effect. The parties agree to negotiate in good faith a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

              10.8 HEADINGS. The captions of Sections of this Agreement are for reference only and are not to be construed in any way as terms.

              10.9 ASSIGNMENT. Neither this Agreement nor any part hereof may be assigned by either party without the other party's prior written consent, and any attempted assignment is void. Any merger, reorganization, transfer of substantially all assets of a party, or other change in control or ownership will be considered an assignment for the purposes of this Agreement, except that no such consent will be required for Licensor to assign this Agreement, or certain SOWs thereunder, or both, as part of a divestiture of all or substantially all of the assets of Licensor's Software Products Group into a publicly held company as announced on June 8, 2000.

              10.10 NO MINIMUM OBLIGATION. Nothing in this Agreement shall be construed or interpreted as placing a "best efforts" standard upon HP with respect to the use and distribution of the Program, or placing any minimum obligation to pay Per Copy Fees.

              10.11 NON-RESTRICTIVE_RELATIONSHIP. Nothing in this Agreement shall be construed to preclude HP from independently developing, acquiring or marketing computer software packages which may perform the same or similar functions as those software packages provided by Licensor. Nothing in this Agreement shall be construed to preclude either party from independently developing, acquiring or marketing products which may perform the same or similar functions as the HP products.

              10.12 WAIVER. Neither party's failure to exercise any of its rights hereunder shall constitute or be deemed a waiver or forfeiture of any such rights.

              10.13 FORCE MAJEURE. Nonperformance of either party will be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions or other similar reason where failure to perform is beyond the control and not caused by

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


the negligence of the non-performing party, provided that the non-performing party gives prompt notice of such conditions to the other party and makes all reasonable efforts to perform. Non-performance resulting from earthquakes, hurricanes and other similar storms, and other natural calamities shall be deemed to be beyond the control and not caused by the negligence of a party under this Section 10.13.


              10.14 EXHIBITS. Each Exhibit referred to in this Agreement is incorporated in full in this Agreement. This Master Software License Agreement may have multiple Exhibits/SOWs in place; each Exhibit/SOW will be managed by the HP entity entering into it. Each Exhibit is separate and as such may be terminated or amended without any impact on the remaining Exhibits.

              10.15 ENTIRE AGREEMENT. This document represents the entire agreement between the parties as to the matters set forth and supersedes all prior discussions or understandings between them, whether written or oral, concerning the subject matter hereof `this Agreement may only be modified by a writing signed by an authorized representative of each of Licensor and HP.

              10.16 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original.

Agreed:                                   Agreed:



HEWLETT-PACKARD COMPANY                   LICENSOR

By:     /s/ Larry Wuerz                   By:     /s/ Tom Shea
        ----------------------------              ------------------------------

Name:   Larry Wuerz                       Name:   Tom Shea
        ----------------------------              ------------------------------

Title:  HPD MPG MGR                       Title:  VP & GM
        ----------------------------              ------------------------------

Date:   12/19/2000                        Date:   12/14/00
        ----------------------------              ------------------------------




Exhibits:

EXHIBIT A - Home Products Division Product ("SOW")
EXHIBIT B - HP Software License Terms
EXHIBIT C - Statement of Work ("SOW") Template
EXHIBIT D - Relationship Managers
EXHIBIT E - Equipment Loan Agreement
      APPENDIX I TO EXHIBIT E - Equipment Schedule
      APPENDIX II TO EXHIBIT E - HP Software License Terms
EXHIBIT F - Adaptec Privacy Statement

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                    EXHIBIT A
                            STATEMENT OF WORK #HPD-1
                            HP HOME PRODUCTS DIVISION

This Statement of Work is governed by the Master Software License Agreement (the "Agreement"), number ADAP001, between Hewlett-Packard Company ("HP") and Adaptec, Inc. ("Licensor") effective as of December 7, 1999, and is fully incorporated therein. In the event of a conflict between the terms of the Agreement and the provisions of this SOW, the SOW shall govern and control with respect to the transactions contemplated by such SOW. All terms used in this Statement of Work and not otherwise defined will have the same meaning as in the Agreement.

1.     PURPOSE OF THIS SOW:

       This SOW sets forth the understanding of the objectives, deliverables, timing, staffing and fees for the bundling of Licensor's Program (as described below) on the HP Pavilion Desktop [*].

II.    RESOURCES ASSIGNED TO THIS SOW

       A.     HP'S PROJECT MANAGER

              HP's Project Manager will be the person authorized to act as the primary point of contact for HP and who will be responsible for HP's performance under this SOW.

              HP'S PROJECT MANAGER.                [*]
              PHONE NUMBER OF PROJECT MANAGER:     [*]
              ADDRESS OF PROJECT MANAGER:          10500 RIDGEVIEW COURT
                                                   CUPERTINO, CA 95014

       B.     LICENSOR'S PROJECT MANAGER

              Licensor's Project Manager will be the person authorized to act as the primary point of contact for Contractor and will be responsible for Contractor's performance under this SOW.

              LICENSOR'S PROJECT MANAGER:          [*]
              PHONE NUMBER OF PROJECT MANAGER:     [*]
              ADDRESS OF PROJECT MANAGER:          461 SOUTH MILPITAS BLVD.
                                                   MILPITAS, CA 95035

       C.     HP'S ESCALATION MANAGER

              HP's Escalation Manager will be the person authorized to negotiate, in good faith, with Licensor's Escalation Manager to properly resolve disputes as to the matters contained in this Statement of Work.

              HP'S ESCALATION MANAGER.             [*]

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


              PHONE NUMBER OF ESCALATION MANAGER:  [*]
              ADDRESS OF ESCALATION MANAGER:       10500 RIDGEVIEW COURT,
                                                   MS 49DUISM
                                                   CUPERTINO, CA 95014

       D.     LICENSOR'S ESCALATION MANAGER

              Licensor's Escalation Manager will be the person authorized to negotiate, in good faith, with HP's Escalation Manager to properly resolve disputes as to the matters contained in this Statement of Work.

              LICENSOR'S ESCALATION MANAGER:       [*]
              PHONE NUMBER OF ESCALATION MANAGER:  [*]
              ADDRESS OF ESCALATION MANAGER:       461 SOUTH MILPITAS BLVD.
                                                   MILPITAS, CA 95035

III.   PROGRAMS AND SERVICES TO BE DELIVERED BY LICENSOR UNDER THIS SOW

       3.1    OBJECTIVES: The Licensor will provide the Program described below.

       3.2    DELIVERABLES (LICENSOR'S "PROGRAM"):

              3.2.1 PROGRAM NAME: Easy CD Creator Standard Edition version 3.5x and its successor 4.x with DirectCD version 3.01

              3.2.2 SPECIFICATIONS: Easy CD Creator Standard Edition with DirectCD is a software solution for CD-Recording systems that runs on: Windows 95, Windows 98, NT 4, Windows 2000 and Windows Millennium. This product allows a user to make audio CDs, data CDs, CD labels and jewel case inserts, and to drag and drop files directly to CD using drive letter access. See attached technical specification.

              3.2.3  DOCUMENTATION: Quick Reference Guide, context sensitive
              Help

              3.2.4 TRADEMARK/TRADENAME/PRODUCT NAME AS THEY ARE TO APPEAR IN PROGRAM DOCUMENTATION: Adaptec, the Adaptec logo, Easy CD Creator and DirectCD are trademarks of Adaptec, Inc which may be registered in some jurisdictions. All other trademarks are owned by their respective owners.

              3.2.5  FORM AND MEDIA FOR PROGRAM AND DOCUMENTATION

                     (A) PROGRAM FORM/MEDIA: The program will be provided on CD.

                     (B) DOCUMENTATION FORM/MEDIA: The documentation will be provided on CD as PDF files and/or Framemaker files and/or HTML files, per HP's request.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                     (C) CD FACE ART AND FILE: Adaptec will provide written guidelines for HP to create CD Face Art. Adaptec does not provide graphic images for face art.

              3.2.6  LOCALIZED VERSIONS

                     3.2.6.1 REQUIRED: [*].

                     3.2.6.2 LOCALIZED VERSIONS CURRENTLY AVAILABLE: [*]

              3.2.7  SUPPORT AND MAINTENANCE:

                     3.2.7.1 SUPPORT TO END USERS:

                     (1)    Free Support: Licensor's ASK On-Line system
                     [*]

                     (2)    Additional Licensor Technical Support Resources:

                     [*]

                     3.2.7.2 TECHNICAL SUPPORT TO: Licensor agrees to provide technical support to HP for all regions in which HP sells the program. Licensor agrees to maintain such number of qualified personnel as is necessary to provide timely and knowledgeable technical support services.

                     3.2.7.3 TRAINING. Licensor will provide such training to HP personnel as may be reasonably requested in order for HP to use, copy, distribute and support the Program as contemplated herein, and will provide periodic technical support information and updated training per HP's reasonable request.

                     3.2.7.4 LICENSOR SUPPORT:

                     (1)    Telephone number for: [*]

                     (2)    Hours of operation: 9 AM - 5PM (PST)

                     (3)    Additional Licensor Technical Support Resources: N/A

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


              3.2.8 BUNDLING REQUIREMENTS: The Program will be bundled with [*] with [*] ("HP Product").

       3.3    HP RESPONSIBILITIES:

              - HP will work with Licensor on all phases of the software build, software qualification and bug identification.

              - HP will Provide all necessary information to inform Licensor of any current system configuration that would help in identifying any system configuration issues.

              - HP will provide access to our R&D staff engineer, (during standard business hours) to communicate any known issues and work with Licensor to create a fix.

              - Upon request HP will provide Licensor with the most current Hardware available for support of the Program.

       3.4    TIMING:
              GOLD BYTES DELIVERY DATE:
              SOFTWARE WAS QUALIFIED AND ACCEPTED FOR [*] AS VERSION 4.X ON: [*]

       3.5    GOLD BYTE DELIVERY DATES FOR [*]:
              SOFTWARE GOLD BYTE WAS QUALIFIED AND ACCEPTED AS VERSION 4.X ON:
              [*]

IV.    PAYMENT; EXPENSES; AND INVOICES

       4.1    PAYMENT

              4.1.1  PRICING: PER COPY FEES:
                     Licensor and HPD will work together to develop and implement programs to generate increased revenue from software upgrades. The pricing, for [*]:
                     -      Easy CD Creator 4.X with DirectCD 3.x - [*].
                     - Easy CD Creator 4.X. with DirectCD 3.x - [*] provided that in the event Easy CD Creator 5.LE is not available by [*], Licensor agrees to license the then shipping Program at the Easy CD Creator 5.LE of [*].

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


V.     OTHER TERMS AND CONDITIONS THAT SHALL APPLY TO THIS SOW

       5.1    TERM AND TERMINATION

              This SOW will be effective commencing upon [*]. If all services and Deliverables described herein are not completed by the end date, HP may elect to extend this SOW by providing written notice to Licensor prior to the initial ending date or any subsequent ending date and upon Licensor's mutual agreement. The parties' rights to terminate this SOW and any renewals are as set forth in
              Section 7 of the Agreement.

VI.    END USER DATA

       6.1 Any and all identifying information regarding HP Pavilion Desktop PC End Users (including but not limited to personal names, addresses, telephone and social security numbers, or other identifying information) collected by Adaptec through their Web Site (the "HP End User Information") will be deemed to be Confidential Information of HP and subject to Section 9 ("Confidential Information) hereof. Adaptec will have the limited and restricted right to use the HP End User Information solely in connection with registration of and provision of the Services to such end users and for future Services offered for marketing purposes consistent with promotion defined herein. For the purpose of this SOW, when a HP Pavilion Desktop PC End User elects to register their information to take advantage of any further
              Adaptec: products, services, or by electing to receive additional information, such person becomes an Adaptec Customer. Any information provided by such customer is subject solely to the Adaptec policies attached here to as Exhibit "F". Adaptec hereby agrees to indemnify and hold HP harmless of and from any and all claims, suits, judgments, or proceedings arising out of any claim that HP End User Information or Other End User Information has been collected, distributed, or otherwise used by Adaptec in a manner that violates the representations made to the customer in Adaptec's privacy policy concerning such information ("Adaptec Privacy Policy"). Such Adaptec: Privacy Policy is currently in the form attached hereto as Exhibit F. Adaptec may amend the Adaptec:
              Privacy Policy from time to time without notice to HP as long as the substantive protections in the terms of any amended Adaptec Privacy Policy are as protective of the information as the term of the Adaptec Privacy Policy as referenced hereto.

IN WITNESS WHEREOF, the parties to the above referenced Agreement between HP and Licensor have caused this Statement of Work #HPD-1 to be executed by their authorized representatives.

HEWLETT-PACKARD COMPANY                     LICENSOR:


BY:    /s/ Larry Wuerz                      BY:    /s/ Tom Shea
       ------------------------------              -----------------------------

NAME:  Larry Wuerz                          NAME:  Tom Shea
       ------------------------------              -----------------------------

TITLE: HPD MPG MGR                          TITLE: VP & GM
       ------------------------------              -----------------------------

DATE:  12/19/2000                           DATE:  12/14/00
       ------------------------------              -----------------------------

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                    EXHIBIT B

ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE SOFTWARE LICENSE TERMS SET FORTH BELOW. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE TERMS. IF YOU DO NOT ACCEPT THESE TERMS, YOU MAY RETURN THE ENTIRE UNUSED PERSONAL COMPUTER PRODUCT FOR A FULL REFUND.

SOFTWARE LICENSE TERMS

The following Terms govern your use of the Software.

LICENSE GRANT. Hewlett-Packard grants you a license to Use one copy of the version of the Software preloaded on the hard drive of the Hewlett-Packard computer and in the box containing the CD-ROMs bundled with the Hewlett-Packard computer, on any one computer. "You" means the company, entity or individual whose funds are used to pay the license fee. "Use" means storing, loading, installing, executing or displaying the Software. You may not modify the Software or disable any licensing or control features of the Software except as an intended part of the Software's programming features.

OWNERSHIP. The Software is owned and copyrighted by Hewlett-Packard or its third party suppliers. Your license confers no title or ownership in the Software and should not be construed as a sale of any rights in the Software.
Hewlett-Packard's third party suppliers may protect their rights in the event of any violation of these terms.

COPIES AND ADAPTATIONS. You may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software. You must reproduce all copyright notices in the original Software on all authorized copies or adaptations. You may not copy the Software onto any bulletin board or similar system.

NO DISASSEMBLY OR DECRYPTION. You may not disassemble, decompile or decrypt the Software unless Hewlett-Packard's prior written consent is obtained. In some jurisdictions, Hewlett-Packard's consent may not be required for disassembly or decompilation. Upon request, you will provide Hewlett-Packard with reasonably detailed information regarding any disassembly or decompilation.

TRANSFER. You may not rent or lease the Software, but you may transfer the Software. Your license will automatically terminate upon any transfer of the Software. Upon transfer, you must deliver the original and all complete, partial or electronically stored copies of the Software and related documentation to the transferee. The transferee must accept these Terms as a condition to the transfer.

TERMINATION. Hewlett-Packard may terminate your license upon notice for failure to comply with any of these Terms. Upon termination, you must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


EXPORT REQUIREMENTS. You may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and documentation have been developed entirely at private expense and are provided as "Commercial Computer Software" or "restricted computer software". Use, duplication or disclosure by the U.S. Government or a U.S. Government subcontractor is subject to the restrictions set forth in subparagraph (c) (1) (ii) of the Rights in Technical Data and Computer Software clauses in DFARS 252.227-7013 or as set forth in subparagraph (c) (1) and (2) of the Commercial Computer Software - Restricted Rights clauses at FAR 52.227-19, as applicable. The Contractor is Hewlett-Packard Company, 3000 Hanover Street, Palo Alto, California 94304.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                    EXHIBIT C
                           STATEMENT OF WORK TEMPLATE

                           STATEMENT OF WORK ("SOW") #

This Statement of Work is governed by the Master Software License Agreement (the "Agreement"), number ADAP001, between Hewlett-Packard Company ("HP") and Adaptec, Inc. ("Licensor") effective as of April 3, 2000, and is fully incorporated therein. In the event of a conflict between the terms of the Agreement and the provisions of this SOW, the SOW shall govern and control with respect to the transactions contemplated by such SOW. All terms used in this Statement of Work and not otherwise defined will have the same meaning as in the Agreement.

I.     PURPOSE OF THIS SOW:

       This SOW sets forth the parties' understanding of the objectives, deliverables, timing, staffing and fees for [DESCRIBE SPECIFIC WORK] described below with HP's [NAME OF HP PRODUCT AND SPECIFIC OTHER IDENTIFIERS OF PRODUCT AS NECESSARY].

II.    RESOURCES ASSIGNED TO THIS SOW

       A.     HP'S PROJECT MANAGER

              HP's Project Manager will be the person authorized to act as the primary point of contact for HP and who will be responsible for HP's performance under this SOW.

              HP'S PROJECT MANAGER:
              PHONE NUMBER OF PROJECT MANAGER:
              ADDRESS OF PROJECT MANAGER:

       B.     LICENSOR'S PROJECT MANAGER

              Licensor's Project Manager will be the person authorized to act as the primary point of contact for Contractor and will be responsible for Contractor's performance under this SOW.

              LICENSOR'S PROJECT MANAGER:
              PHONE NUMBER OF PROJECT MANAGER:
              ADDRESS OF PROJECT MANAGER:

       C.     HP'S ESCALATION MANAGER (DELETE ITEM IF NOT NEEDED)

              HP's Escalation Manager will be the person authorized to negotiate, in good faith, with Licensor's Escalation Manager to properly resolve disputes as to the matters contained in this Statement of Work.

              HP'S ESCALATION MANAGER:

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


              PHONE NUMBER OF ESCALATION MANAGER:
              ADDRESS OF ESCALATION MANAGER:

       D.     LICENSOR'S ESCALATION MANAGER (DELETE ITEM IF NOT NEEDED)

              Licensor's Escalation Manager will be the person authorized to negotiate, in good faith, with HP's Escalation Manager to properly resolve disputes as to the matters contained in this Statement of Work.

              LICENSOR'S ESCALATION MANAGER:
              PHONE NUMBER OF ESCALATION MANAGER:
              ADDRESS OF ESCALATION MANAGER:

       E. EMPLOYEES LICENSOR ASSIGNS TO COMPLETE SERVICES AND DELIVERABLES UNDER THIS SOW

              Employees of Licensor assigned to provide services and deliverable's under this SOW are as follows:

              -------------------------------------------------------------------------------------
              Resource                                      Role
              -------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------



III.   PROGRAMS AND SERVICES TO BE DELIVERED BY LICENSOR UNDER THIS SOW

3.1    OBJECTIVES:
       (STATE HIGH-LEVEL PROJECT OBJECTIVES.)
       The Licensor will support these efforts as presented below.


3.2    DELIVERABLES:
       (CLEARLY DEFINE DELIVERABLES AND PROVIDE EXCEPTION CRITERIA FOR EACH DELIVERABLE. THIS AREA OF THE SOW WILL PROVIDE THE MOST PROTECTION WHEN YOU PROVIDE A CLEAR MAP OF CRITICAL PROJECT REQUIREMENTS AND MAP THEM TO PROJECT MILESTONES. BE SURE TO INCLUDE AT A MINIMUM THE PROGRAM NAME, SPECIFICATIONS (THESE SHOULD BE DETAILED TECHNICAL SPECIFICATIONS), DESCRIPTION OF DOCUMENTATION, FORM AND MEDIA FOR DELIVERY OF PROGRAM

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


       AND DOCUMENTATION, LOCALIZED VERSIONS REQUIRED, SUPPORT AND MAINTENANCE, TRAINING, BUNDLING REQUIREMENTS).

3.3    HP RESPONSIBILITIES:

3.4    TIMING:
       (STATE THE PERIOD OF TIME, OR ESTIMATE OF THE TIMELINE THAT THE PROJECT/DELIVERABLES WILL REQUIRE FOR COMPLETION, DELIVERY AND ACCEPTANCE. USE THIS SECTION TO STATE THE DEADLINES FOR THE PROJECT.)

IV.    PAYMENT; EXPENSES; AND INVOICES

       4.1    PAYMENT
              (THIS SECTION OF THE SOW IS DESIGNED TO PROVIDE A BREAKDOWN OF PROJECT COSTS. PROJECT NOT TO EXCEED FIGURE SHOULD BE BROKEN DOWN AND MAPPED TO A SPECIFIC DELIVERABLE. NOTE: HP'S CORPORATE GUIDELINES FOR PAYMENT TERMS ARE [*], THIS SHOULD ONLY BE
              REDUCED WHEN THERE IS A BENEFIT TO HP TO DO SO.)

              Payment shall be made subject to the terms and conditions of the Agreement.

       4.2    EXPENSES
              (THIS SECTION OF THE SOW ALLOWS YOU TO DEFINE ANY ADDITIONAL PROJECT EXPENSES, I.E. IS THERE A NEED TO PROCURE HARDWARE UP FRONT? WILL THERE BE ANY TRAVEL REQUIRED DURING THE ENGAGEMENT? IF SO, HP POLICY IS TO PAY FOR COACH AIRFARE, AND ALL TRAVEL SHOULD BE PRE-APPROVED.)

              Expenses shall be paid subject to the terms and conditions of the Agreement.

       4.3    INVOICES

              (ALL CHECKS ARE PROCESSED FROM THE FSC IN COLORADO SPRINGS. IF YOU HAVE ALREADY RECEIVED ANY INVOICES FOR WORK PERFORMED BEFORE THIS AGREEMENT IS IN PLACE YOUR SHOULD DO A EDV CONTACT THE ACCOUNTING SERVICE CENTER FOR INFORMATION ON THIS PROCESS.)

V.     OTHER TERMS AND CONDITIONS THAT SHALL APPLY TO THIS SOW

       5.1    TERM AND TERMINATION

              This SOW will be effective commencing upon INSERT START DATE and ending INSERT END DATE. If all services and Deliverables described herein are not completed by the end date, HP may elect to extend this SOW by providing written notice to Licensor prior to the initial ending date or any subsequent ending dates. The parties' rights to terminate this SOW and any renewals are as set forth in
              Section 7 of the Agreement.

       6.1 TERMS RELATING TO NETWORK OR INTERNET CONNECTIVITY PROVIDED THROUGH THE PROGRAM.

              [ ]

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the parties to the above referenced Agreement have caused this Statement of Work [insert #j to be executed by their authorized representatives.



HEWLETT-PACKARD                              LICENSOR:
COMPANY

By:___________________________________       By:________________________________

Name:_________________________________       Name:______________________________

Title:________________________________       Title:_____________________________

Date:_________________________________       Date:______________________________

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                    EXHIBIT D

                          RELATIONSHIP/ACCOUNT MANAGERS





HP:

[*]
[*]
[*]
Hewlett-Packard Company
10500 Ridgeview Court, M/S 49DU-SM
Cupertino, CA 95010-4010

  Tel: [*]
  Fax: [*]


  LICENSOR:

  [*]
  [*]
  [*]
  Adaptec, Inc.
  461 South Milpitas Blvd.
  Milpitas, CA 95035

  Tel: [*]
  Fax: [*]

  Royalties Pay To:   Revenue Accounting
  Pay to Name:        Adaptec Inc.
  Address:            461 South Milpitas Blvd.
                      Milpitas, CA 95035
  Telephone:          (408) 957-6839

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                    EXHIBIT E

                            EQUIPMENT LOAN AGREEMENT



THIS EQUIPMENT LOAN AGREEMENT, NO.___________ (the "Agreement") is entered into between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP"), and ADAPTEC INC., a Delaware company located at 691 South Milpitas Boulevard, Milpitas, CA 95035 ("Recipient"). This Agreement is effective as of August 1, 1999 (the "Effective Date").

1. LOAN OF EQUIPMENT. HP hereby loans to Recipient, for the applicable Term defined below, the HP-owned equipment (collectively, "HP Equipment"), which may consist of hardware, software and documentation described in the HP Equipment Schedule attached as APPENDIX I TO THIS EXHIBIT E. HP may, from time to time, add, upgrade, or remove HP Equipment from Recipient's site during the Term. All HP Equipment received by Recipient during the Term will be described in an amended HP Equipment Schedule signed by Recipient and appended to this Equipment Loan Agreement. Recipient agrees, by its receipt of HP Equipment, that all HP Equipment is subject to the provisions of this Agreement.

2. TERM. This Agreement will begin as of the Effective Date and run for a term of 24 months (the "Term"), unless earlier terminated by HP or Recipient upon thirty (30) days written notice to the other. HP may in writing extend the Term, or establish a separate Term with respect to particular items of HP Equipment.

3. USE. Recipient may use the HP Equipment solely for the purpose of developing and testing the Programs (as such term is defined in the Master Software License Agreement effective as of between HP and Adaptec). Recipient may not move any HP Equipment from the location specified in the HP Equipment Schedule without the prior written consent of HP. Recipient's right to use the HP Equipment is non-transferable.

4. SOFTWARE AND DOCUMENTATION. All software provided with the HP Equipment is hereby licensed to Recipient under HP's Software License Terms attached as APPENDIX H TO THIS EXHIBIT E. If Recipient requires a license to use any software other than as stated in the Software License Terms, that license must be specified in the HP Equipment Schedule. Any documentation listed in the HP Equipment Schedule is licensed to Recipient for its use solely for the purposes stated in Section 3 above. If Recipient wishes to make copies of any documentation, it must first obtain HP's prior written consent.

5. OWNERSHIP. HP retains all right, title and ownership to the HP Equipment, unless any such HP Equipment is purchased by Recipient. Recipient hereby nominates and appoints HP as its attorney-in-fact for the sole purpose of executing and filing, on Recipient's behalf, UCC-1 financing statements (and any appropriate amendments thereto) or a suitable substitute document (including this Agreement) under the provisions of the Uniform Commercial Code for the HP Equipment loaned to Recipient hereunder. If requested by HP, Recipient will affix any label or marking supplied by HP evidencing HP's ownership of the HP Equipment. HP may, from time to time, inspect the HP Equipment. Recipient may not sell, transfer, assign, pledge, or in any way encumber or convey the HP Equipment or any portion or component of such equipment.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


6. WARRANTY DISCLAIMER. ALL HP EQUIPMENT IS PROVIDED "AS IS", WITHOUT WARRANTY OF ANY KIND, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Recipient understands that some newly manufactured HP Equipment may contain remanufactured parts equivalent to new in performance.

7. INDEMNIFICATION. Recipient hereby agrees to defend, indemnify and hold HP harmless from any claims or suits against HP arising from Recipient's use of the HP Equipment, including use by its employees, agents or subcontractor. Recipient will pay all costs, damages, losses and expenses (including reasonable attorneys' fees) incurred by HP and will pay any award with respect to any such claim or agreed to in any settlement.

8. MAINTENANCE. During the Term, Recipient will maintain all HP Equipment in good operating order and condition. All maintenance must be provided by personnel authorized by HP. HP will provide standard installation, support and maintenance for the HP Equipment at HP's standard rates to Recipient during the Term; however, all maintenance costs and expenses due to Recipient's negligence will be borne by Recipient. Recipient will be responsible for providing HP personnel ready and safe access to the HP Equipment for such maintenance and support.

9. RISK OF LOSS. Recipient will bear all risk of loss with respect to the HP Equipment from receipt until such HP Equipment is returned to HP. All HP Equipment returned to HP must include the same components as received by Recipient, and must be in good operating order and condition. Charges may be imposed by HP if Recipient fails to return the HP Equipment in such condition or within the return timeframe set forth herein.

10. SHIPPING COSTS. Unless otherwise agreed in writing by HP, Recipient will be responsible for and pay all delivery, freight and rigging charges, all taxes and duties, and all other shipping costs and expenses with respect to the delivery or return of any HP Equipment hereunder.

11. LIMITATION OF LIABILITY. HP WILL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, ARISING OUT OF THIS EQUIPMENT LOAN AGREEMENT OR RECIPIENT'S USE OF THE HP EQUIPMENT.

12. TERMINATION. Upon expiration or earlier termination of the Term, Recipient will return to HP all HP Equipment within 10 business days. HP may permit Recipient to purchase certain items of the HP Equipment upon termination under the purchase terms set forth below. In the event that Recipient is permitted to purchase any of the HP Equipment and fails to return that Equipment to HP upon expiration of the Term within such 10-day period, Recipient will be deemed to have elected to purchase the HP Equipment, and HP will invoice Recipient accordingly.

13. PURCHASE OPTION. If HP permits Recipient to purchase any of the HP Equipment, Recipient may elect to purchase those items of the HP Equipment under HP's then current standard terms and conditions, provided that such HP Equipment may not be purchased solely for resale. Upon purchase, such HP Equipment will be provided with HP's then current standard warranty provisions for used equipment. The purchase price for HP Equipment purchased under this Section will be a price mutually agreed upon by the parties. No promotional or purchase discounts will apply. Such purchase will not qualify for any stock rotation or price protection under any other agreement which Recipient may have with HP.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


14.    GENERAL PROVISIONS.

       (a) NOTICES. All notices to be given under this Agreement must be in writing and addressed to the location specified in the Master Agreement or as designated in the opening paragraph of this Agreement if there is no Master Agreement. Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

       (b) NO ASSIGNMENT. Neither this Agreement nor any right, privilege, license or obligation set forth herein may be assigned, transferred or shared by Recipient without HP's prior written consent, and any such attempted assignment or transfer is void. Any merger, consolidation, reorganization, transfer of substantially all assets of Recipient or other change in control or ownership of Recipient will be considered an assignment for the purposes of this Agreement.

       (c) ENTIRE AGREEMENT. This Agreement and the attached Exhibits comprise the entire understanding between the parties with respect to its subject matter and supersede any previous communications, representations, or agreements, whether oral or written. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

       (d) GOVERNING LAW. This Agreement will be governed in all respects by the laws of California without reference to any choice of laws provisions, as though this Agreement were entered into by residents of that State to be wholly performed within that State. The parties hereby waive any application of the United Nations Convention on Contracts for the International Sale of Goods (as promulgated in 1980 and any successor or subsequent conventions) with respect to the performance or interpretation of this Agreement.



APPROVED AND AGREED:

RECIPIENT: ADAPTEC, INC.                  HEWLETT-PACKARD COMPANY

By:                                       By:

Print Name:                               Print Name:

Title:                                    Title:

Date:                                     Date:

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                  APPENDIX I TO
                      EXHIBIT E (EQUIPMENT LOAN AGREEMENT)



                           (insert) EQUIPMENT SCHEDULE

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                 APPENDIX II TO
                      EXHIBIT E (EQUIPMENT LOAN AGREEMENT)
                            HP SOFTWARE LICENSE TERMS

ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS SET FORTH BELOW. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

HP SOFTWARE LICENSE TERMS

The following License Terms govern your use of the accompanying Software unless you have a separate written agreement with HP.

LICENSE GRANT. HP grants you a license to Use one copy of the Software. "Use" means storing, loading, installing, executing or displaying the Software. You may not modify the Software or disable any licensing or control features of the Software. If the Software is licensed for "concurrent use", you may not allow more than the maximum number of authorized users to Use the Software concurrently.

OWNERSHIP. The Software is owned and copyrighted by HP or its third party suppliers. Your license confers no title or ownership and is not a sale of any rights in the Software, its documentation or the media on which they are recorded or printed. Third party suppliers may protect their rights in the Software in the event of any infringement.

COPIES AND ADAPTATIONS. You may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software on a backup product, provided that copies and adaptations are used in no other manner and provided further that Use on the backup product is discontinued when the original or replacement product becomes operable. You must reproduce all copyright notices in the original Software on all copies or adaptations. You may not copy the Software onto any public or distributed network.

NO DISASSEMBLY OR DECRYPTION. You may not disassemble or decompile the Software without HP's prior written consent. Where you have other rights under statute, you will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. You may not decrypt the Software unless necessary for the legitimate use of the Software.

TRANSFER. Your license will automatically terminate upon any transfer of the Software. Upon transfer, you must deliver the Software, including any copies and related documentation, to the transferee. The transferee must accept these License Terms as a condition to the transfer.

TERMINATION. HP may terminate your license upon notice for failure to comply with any of these License Terms. Upon termination, you must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

EXPORT REQUIREMENTS. You may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and any accompanying documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS 252.227-7013 (Oct 1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014
(Jun 1995), as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987)(or any equivalent agency regulation or contract clause), whichever is applicable. You have only those rights provided for such Software and any accompanying documentation by the applicable FAR or DFARS clause or the HP standard software agreement for the product involved.

Confidential treatment has been requested with respect to the omitted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                    EXHIBIT F
                           ADAPTEC'S PRIVACY STATEMENT